CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Research and development	$ 8,881	$ 7,694	$ 4,441
Pre-commercialization	1,085	829	0
General and administrative	5,900	6,953	2,639
Total operating expenses	15,866	15,476	7,080
Loss from operations	(15,866)	(15,476)	(7,080)
Financial income, net	60	135	58
Loss before taxes on income	(15,806)	(15,341)	(7,022)
Taxes on income	(216)	(24)	0
Net loss	(16,022)	(15,365)	(7,022)
Net loss attributable to Ordinary shareholders	$ (16,022)	$ (15,365)	$ (7,022)
Net loss per share attributable to Ordinary shareholders - basic and diluted	$ (1.01)	$ (1.08)	$ (0.57)
Weighted average number of Ordinary shares outstanding - basic and diluted	15,906,220	14,230,480	12,259,600